POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

Know all persons by these presents,

that the undersigned hereby

constitutes and appoints

LAURENT C. LUTZ,

CHRISTINE CHANG and

ROBERT K. HAHM, or each of

them acting singly, as the

undersigne's true and lawful

attorney-in-fact:

1. to execute for and

on behalf of the undersigned,

in the undersigned's capacity

as an officer and/or director

of BearingPoint, Inc.

(the "Company"), Forms 3, 4

and 5 in accordance with

Section 16(a) of the

Securities Exchange Act

of 1934 and the rules

thereunder, and any

other forms or reports

the undersigned may be

required to file in

connection with the

undersigned's ownership,

acquisition or disposition

of securities of

the Company;

2. to do and perform

any and all acts for

and on behalf of

the undersigned which

may be necessary or

desirable to complete

the execution of any

such Forms 3, 4 and

5 and the timely

filing of such

forms with the

United States

Securities

and Exchange

Commission and

any other

authority; and

3. to take any other

action of any type

whatsoever in

connection with the

foregoing which,

in the opinion

of such

attorney-in-fact,

may be of benefit to,

in the best interest

of, or legally

required by, the

undersigned, it

being understood

that the documents

executed by such

attorney-in-fact

on behalf of the

undersigned

pursuant to this

Power of Attorney

shall be in such

form and shall

contain such terms

and conditions as

such

attorney-in-fact

may approve in

his or her discretion.

The undersigned hereby

grants to each such

attorney-in-fact

full power and authority

to do and perform

any and every act

and thing whatsoever

desirable, requisite,

necessary or proper

to be done in the

exercise of any of

the rights and

powers herein

granted, as

fully to all

intents and

purposes as such

undersigned might or

could do if personally

present, with full

power of substitution

or revocation, hereby

ratifying and confirming

all that such

attorney-in-fact

or his substitute

or substitutes,

shall lawfully do

or cause to be done

by virtue of this

power of attorney

and the rights and

powers herein granted.

The undersigned

acknowledges that

each foregoing

attorney-in-fact,

in serving such

capacity at the

request of the

undersigned,

is not assuming,

nor is the

Company assuming,

any of the

undersigned's

responsibilities to

 comply with

Section 16

of the Securities

 Exchange Act

of 1934 or the rules

 thereunder.

The filing of this

Power of Attorney

automatically revokes

all earlier Power(s)

of Attorney on file

with the United

States Securities

and Exchange

Commission that may have

been granted with

respect to the

filing of any forms or

reports to be made

in connection with

the undersigned's

ownership,

acquisition or

disposition of

securities

of the Company.

IN WITNESS WHEREOF,

 the undersigned has

caused this

Power of Attorney

to be executed as

of this 10th

day of May 2007.

/s/ Jill Kanin-Lovers

Name:  Jill Kanin-Lover